PART II - EXHIBIT 99
                                                           --------------------


List of Pending Cases

         In addition to those pending cases previously reported in Exhibit 99 of Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and Exhibit 99 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, Registrant has been named as a defendant in the following smoking and health proceedings:

         Blain, R. v. RJR Nabisco, Inc., et al., Circuit Court of the State of West Virginia, Kanawha County, June, 2, 1999;

         Blankenship, D. v. The American Tobacco Company, et al., Circuit Court of the State of West Virginia, Kanawha
County, July 23, 1999;

         Christensen v. Philip Morris Companies, Inc., et al., United States District Court, Las Vegas, Nevada, April, 3, 1998;

         Green, M. v. The American Tobacco Company, et al., 18th Judicial District Court of Sedgwick County, Kansas, Civil Department, February 6, 1997 (formerly reported under the caption "Emig");

         Rusoff v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, January 6, 1997 (formerly reported under the caption "Rinaldi");

         Silverman, P. v. Lorillard Tobacco Company, et al., Supreme Court of New York, Kings County, July 7, 1999.



List of Cases Terminated

         The following smoking and health proceedings have been terminated and not previously reported as such:

         Allen v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Austin v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Bland v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;


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         Bocook v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Boone v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Bowden v. The American Tobacco Company, et al., which was previously pending in the United States District Court, Western District of Virginia, and instituted on January 6, 1999, was voluntarily dismissed on June 21, 1999;

         Bradford v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Brogan v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Brown, A. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Brown, W. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Bryant v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Burdette v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Castano v. The American Tobacco Company, et al., which was previously pending in the United States District Court for the Eastern District of Louisiana, and instituted on March 29, 1994, was administratively terminated by court order on June 22, 1999;


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         Clayton v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Coleman, I. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Coleman, L. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Conley v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Cottrill, C. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Cottrill, L. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         County of Allegheny v. The American Tobacco Co., et al., which was previously pending in the United States District Court for the Western District of Pennsylvania, and instituted on March 12, 1999, was voluntarily dismissed with prejudice on May 14, 1999;

         Coyne v. American Brands, et al., which was previously pending in the United States District Court for the Northern District of Ohio, and instituted on September 16, 1996, was dismissed by U.S. Court of Appeals on July 12, 1999;

         Crites v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Cunningham v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;


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         Daniels v. The American Tobacco Company, et al., which was previously pending in the United States District Court, Southern District of California, and instituted on April 2, 1998, Registrant was dismissed without prejudice on November 17, 1998;

         DiBacco v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         DiGirolamo v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Duffield v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Eanes v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Edwards v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Fife v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Freeman v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Gauze v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Gillespie v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;


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         Gilman v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Graham v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Hall v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Harbert v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Harding v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Heaster v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Hieneman v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Hodges v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Holbrook v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Jividen v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Mason County, and instituted on January 13, 1999, was dismissed without prejudice on July 13, 1999;


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         Johnson v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Keene v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Kennon v. Brown & Williamson Tobacco Corp., et al., which was previously pending in the District Court for East Baton Rouge, State of Louisiana, and instituted on October 3, 1997, was dismissed due to failure to effect proper service on March, 11, 1999;

         Keyes v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         King, J. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Larkin v. The American Tobacco Company, et al., which was previously pending in the Court of Common Pleas of Pennsylvania, Allegheny County, and instituted on June 27, 1997, was discontinued without prejudice on June 11, 1998;

         LeBrun v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Long, S. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Mallett v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Miller, J. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;


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         Mounts v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         O'Hara v. The American Tobacco Company, et al., which was previously pending in the Supreme Court of New York, New York County, and instituted on February 23, 1998, was dismissed on October 29, 1998;

         Owen v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Phillips v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Price v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Ramsey v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Ritenour v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Rose, G. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Roseff v. The American Tobacco Company, et al., which was previously pending in the Supreme Court of New York, New York County, and instituted on December 2, 1997, was dismissed without prejudice on July, 8, 1999;

         Shipunoff v. The American Tobacco Co., et al., which was previously pending in the United States District Court for the Eastern District of California, and instituted on September 3, 1998, was dismissed with prejudice on June, 1, 1999;


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         Schultz v. The American Tobacco Co., et al., which was previously pending in the Court of Common Pleas for the County of Dauphin, Pennsylvania, and instituted on December 5, 1997, was voluntarily dismissed by the plaintiff without prejudice on October 30, 1998;

         Smith, C. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Sopsher, C. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Sopsher, C. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Stern v. Liggett Group, Inc., which was previously pending in the Supreme Court of New York, New York County, and instituted on January 29, 1997, Registrant was dismissed on July 7, 1997;

         Stockton v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Sumpter v. The American Tobacco Company, et al., which was previously pending in the Superior Court of Indiana, Marion County, and instituted on February 26, 1998, was dismissed without prejudice on September 9, 1998;

         Surgeon v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Tepper v. Philip Morris Incorporated, et al., which was previously pending in the Superior Court of New Jersey, Law Division, Bergen County, and instituted on May 28, 1997, was voluntarily dismissed without prejudice on March 24, 1998;

         Vance v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;


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         Vaughan v. Philip Morris, Inc., et al., which was previously pending in the United States District Court for the Western District of Virginia, and instituted on December 17, 1998, was voluntarily dismissed by the plaintiff on June 22, 1999;

         Walls v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Weese v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Wills v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Wiseman v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Woods, D. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Woods, H. v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999;

         Wright v. The American Tobacco Company, et al., which was previously pending in the Circuit Court of the State of West Virginia, Kanawha County, and instituted on October 1, 1998, was dismissed with prejudice on July 21, 1999.